SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 23, 2007
                Date of Report (Date of earliest event reported)


                               BUCS FINANCIAL CORP
             (Exact name of Registrant as specified in its Charter)


         Maryland                  000-32437                    52-2265986
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(State or other jurisdiction       (File No.)                 (IRS Employer
 of incorporation)                                       Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                    21117
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(Address of principal executive offices)                       (Zip Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act


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                               BUCS FINANCIAL CORP

                    INFORMATION TO BE INCLUDED IN THE REPORT

                             SECTION 8-OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

         On March 23, 2007, the Registrant issued a joint press release to report that its stockholders had approved the Merger Agreement, dated September 5, 2006, as amended and restated as of February 1, 2007, with Community Banks, Inc. at its Special Meeting of Stockholders held on March 21, 2007. A copy of the press release is filed with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  Exhibit 99 - Press Release dated March 23, 2007
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      BUCS FINANCIAL CORP



Date: March 23, 2007                  By: /s/ Herbert J. Moltzan
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                                          Herbert J. Moltzan
                                          President and Chief Executive Officer